SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


                          CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
                  of the Securities Act of 1934



        Date of Report (Date of earliest event reported):
                         February 27, 2003


                   NORFOLK SOUTHERN CORPORATION
      (exact name of registrant as specified in its charter)



          Virginia                1-8339          52-1188014
(State or other jurisdiction    (Commission     (IRS Employer
      of incorporation)         File Number)  Identification No.)




      Three Commercial Place, Norfolk, Virginia  23510-9241
             (Address of principal executive offices)



Registrant's telephone number, including area code (757) 629-2680


                            No Change
  (Former name or former address, if changed since last report.)



Item 9.      Regulation FD Disclosure.

		On February 27 and 28, several senior officers of Norfolk Southern Corporation will give the presentations attached hereto as Exhibit 99 at the Corporation's conference facilities at Brosnan Forest in Dorchester, South Carolina.

             Statements about future results made in the materials furnished with this Form 8-K as exhibits constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements (which usually are introduced with words such as "expect," "anticipate," " plan," "believe" and other words having a similar meaning and used in connection with future events) are founded on expectations, estimates and projections that reflect Management's good-faith evaluation of information available at the time the statements were made.
As such, they are based upon, and will be influenced by, a number of external variables -- more particularly described and identified in our most recent annual report and quarterly report to the Securities and Exchange Commission on Form 10-K and Form 10-Q -- over which the Corporation may have no, or incomplete, control: for example, (1) changes in the economic or credit environment in the Untied States and abroad; (2) competitive conditions and pricing levels; (3) legislative and regulatory developments; (4) changes in tax laws; and (5) other risks and uncertainties not now identified. Accordingly, actual outcomes and results already or eventually may differ materially from those indicated in such forward-looking statements.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     NORFOLK SOUTHERN CORPORATION
                                             (Registrant)


                                    /s/ Dezora M. Martin

                                    Name:  Dezora M. Martin
                                    Title:  Corporate Secretary

Date:  February 27, 2003

                                  EXHIBIT INDEX



 Exhibit
 Number
 System                       Description


    99            Presentations given by L.I. Prillaman; S.C.
			Tobias; J.A. Hixon; J.W. Fox, Jr.; K.B. McQuade and R.E. Martinez; J.P. Rathbone; D.W. Seale; D.H. Butler and F.M. Ehlers; T.L. Ingram;
			M.D. Manion; M.R. McClellan; W.J. Romig;
			F.B. Wimbush; and M.R. Stewart.